Investor Presentation February 2026

Disclaimer This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7)  risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing dollars, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; (16) any impacts of economic or legislative developments, including inflation, increased tariffs and the One Big Beautiful Bill Act; and (17) the future trading prices of our Class A common stock, including any impacts resulting from our share repurchase program. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. The information concerning our industry contained in this presentation is based on our general knowledge of and expectations concerning the industry. The Company’s market position, market share and industry market size are based on estimates using our internal data and estimates, data from various industry analyses, our internal research and adjustments and assumptions that we believe to be reasonable. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. We have not independently verified data from these sources and cannot guarantee their accuracy or completeness. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation to the most directly comparable GAAP measures is included in the Appendix to these slides.

Our vision: To be the leading growth partner for P&C insurance providers

Extensive distribution channels with national and regional P&C carriers and thousands of local agents nationwide 3 Strong operating leverage, growing revenue, profitability and cash flow with an asset-light & capital efficient model Key Investment Highlights Insurance Marketplace Leader Massive Market Opportunity Proprietary AI Tech and Data Deep Customer Relationships Scalable Business Model A leading and trusted partner for Property and Casualty 1 (”P&C”) insurance providers to drive their growth and attract high-intent consumers $129b in annual P&C insurance distribution and advertising spend continuing to shift online provides multi-year tailwind 2 Leveraging proprietary data and AI platform to improve the volume, precision and efficacy of P&C insurance providers’ customer acquisition programs Includes auto, home, and other related insurance products Source: S&P Global Market Intelligence as of 2024 Also referred to as 3rd party agent network

Key Financial Highlights As of 12/31/25 $693m 2025 Record Revenue $95m 2025 Adjusted EBITDA 13.7% 2025 Adjusted EBITDA Margin 32% YoY Growth $180m Q4 2025 Auto Revenue 37% YoY Growth $15m Q4 2025 Home Revenue No debt on Balance Sheet 1 $171m 2025 Year End Cash Balance 62% YoY Growth, 39% 5-Year CAGR 2.0% pt. Increase YoY ~1.7% pt. growth per year since 2020 38% YoY Growth, 15% 5-Year CAGR

Large & Expanding TAM Market Growth Drivers U.S. P&C Insurance Market: Distribution and Advertising Spend 1 Increased carrier focus on growing policies in force Continued shift of acquisition spend online Continued shift to digitization of insurance products and workflows Highlights $8b P&C Digital Advertising Spend $129b P&C Distribution and Advertising Spend Market Less consumers buy insurance online than broader financial services 2 ~40% Of auto insurance customers shopped for new insurance in 2025 3 57% S&P Global Market Intelligence, Insider Intelligence, and Company’s own estimates. Includes commissions and advertising spend 2024 Drive Research JD Power

P&C “Soft Market” Provides Favorable Backdrop “Soft Market”: A period following large rate increases to achieve rate adequacy; includes increased carrier competition to grow market share and policies in force, while underwriting standards ease and premiums decline 1. Source: S&P CapIQ P&C Combined Ratio1 Recent Carrier Commentary Progressive (8/5/25): “We have continued to leverage our scale in identifying new opportunities to refine where and how we invest our marketing spend to drive profitable growth”…“We’ll always try to grow as fast as we can at a 96% [combined ratio].” Allstate (7/31/25): “Our auto book of business is now broadly profitable, including in previously profit-challenged markets like California, New York, and New Jersey, and we are focused on investing profitably growing auto market share.” Liberty Mutual (8/7/25): “Since the end of 2024, we have continued to ramp up marketing spend, particularly in targeted geographies to be more focused and aggressive. While negatively impacting our expense ratio, this approach has led to nearly double the personal lines new business volume produced in the prior year quarter.”

Distribution Driving High-Intent Consumers to P&C Insurance Providers Traffic Channels Provider Engagement Consumer Arrival Provider Matching Partnerships Performance Media Other1 SEM Clicks Calls Consumer Routing Consumer Acquisition Performance Alignment Bidding Carriers Enterprise Distribution Agent Distribution Local Agent Network Other includes organic search, direct-to-site, partner exchange & other traffic sources Based on Company data & representative of the insurance provider partners on the platform as of December 31, 2025 Representative Carriers2 Delivery

Proprietary Platforms Strengthen Competitive Moat Minimize Cost per Acquisition Omni-channel Automated Bidding Marketing Maximize Conversion Rates Consumer Personalized User Experiences Maximize Bind Performance Consumer Alignment Algorithms Distribution Maximize Value per Acquisition Enterprise & Agency Campaign Management B2B Source: estimated using Company data as of December 31, 2025 4.5b+ Proprietary Consumer Submitted Data Points since Inception 1 Highly integrated AI and proprietary data assets to support P&C insurance providers’ growth

Path to $1b+ of Annual Revenue

Our Vision: To be the leading growth partner for P&C insurance providers

1. Better Performing

Proprietary data, tech, and consultative partnerships to optimize each step of the EverQuote funnel

- **Bidding**
- **SmartCampaigns**
- **Deep Partnership**

2. Bigger Scale

Higher performance relative to other partners and channels yielding higher bids & budgets, fueling more traffic scale

- **Provider Budget Growth**
- **Existing Traffic Growth**
- **New Channel Expansion**

3. Broader Services

Marketplace performance and scale earns opportunity to expand into more digital products and services

- **AI-Enabled Solutions**
- **New Products**
- **P&C Adjacent Verticals**

4. Efficiently

Investing in automation and intentional design to sustainably scale our teams and systems with increasing leverage

- **Platform Simplification and Alignment**
- **Automation and AI**

EVERQUOTE

10

Financial Highlights

Q4 2025 Results Quarterly Revenue ($m) YoY Comparison Quarterly Adjusted EBITDA ($m) Quarterly Variable Marketing Dollars ($m) $m Q4 2024 Q4 2025 YoY Growth % Revenue $147.5 $195.3 32% Variable Marketing Dollars $44.0 $49.3 12% Adjusted EBITDA $18.9 $25.1 32% Adjusted EBITDA Margin % 12.8% 12.8% 0.0% pts.

Driving Growth and Expanding Profitability Since IPO Variable Marketing Dollars ($m) Revenue ($m) Note: Auto insurance market downturn began in the late summer of 2021 Note: Historical financials include health insurance vertical financials, which was exited on June 30, 2023. Note: The health insurance vertical revenue was: $29.7m in 2021, $38.7m in 2022, and $15.0m in 2023. Operating Cash Flow ($m) Adjusted EBITDA ($m) Auto Downturn Begins in Late Summer 2021 CAGR 2018 - 2025: ~23% CAGR 2018 - 2025: ~23% EVER IPO

NASDAQ: EVER

Appendix

Key Metrics Definitions Variable Marketing Dollars & Margin We define variable marketing dollars, or VMD, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our consolidated statements of operations and comprehensive income (loss)). We define variable marketing margin, or VMM, as VMD divided by revenue. We use VMD and VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMD or VMM as a measure of profitability. Adjusted EBITDA We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, legal settlement expense, one-time severance charges, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA - 12 Months Ended 12 Months Ended December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Net Income (Loss) $99,311 $32,169 ($51,287) ($24,416) ($19,434) ($11,202) Stock-based compensation $24,299 $20,614 $22,808 $28,986 $30,020 $24,179 Depreciation & amortization $3,811 $5,672 $6,196 $5,848 $5,072 $3,350 Legal settlement $8,232 - - - - - Acquisition-related costs/earnout - - ($150) ($4,135) $1,065 $2,258 Restructuring and Other Charges - - $23,568 - $440 - Interest (income) expense, net ($3,574) ($2,079) ($1,251) ($349) ($37) ($189) Provision for (benefit from) income taxes ($37,488) $1,839 $577 - ($2,510) - Adjusted EBITDA $94,591 $58,215 $461 $5,934 $14,616 $18,396 ($ in Thousands)

Reconciliation of Adjusted EBITDA - 3 Months Ended 3 Months Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Net Income (Loss) $57,755 $18,865 $14,701 $7,990 $12,306 Stock-based compensation $5,591 $6,728 $6,560 $5,420 $5,310 Depreciation & amortization $861 $811 $918 $1,221 $1,555 Legal settlement - - $332 $7,900 - Acquisition-related costs/earnout - - - - - Restructuring and Other Charges - - - - - Interest (income) expense, net ($956) ($992) ($918) ($708) ($683) Provision for (benefit from) income taxes ($38,190) ($345) $363 $684 $428 Adjusted EBITDA $25,061 $25,067 $21,956 $22,507 $18,916 ($ in Thousands)